UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 31, 2024

NUVVE HOLDING CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40296	86-1617000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2488 Historic Decatur Road, Ste 200	San Diego,	California	92106
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (619) 456-5161

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	NVVE	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock	NVVEW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 1.01. Entry Into a Material Definitive Agreement

On October 31, 2024, Nuvve Holding Corp. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain accredited institutional and individual investors (the “Investors”), pursuant to which the Company agreed to issue to the Investors (i) up to an aggregate of $3,750,000.01 principal amount (the “Principal Amount”) senior convertible promissory notes, carrying a 10% original issue discount (each, a “Note” and, collectively, the “Notes”), convertible into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and (ii) accompanying warrants (the “Warrants) to purchase shares of Common Stock (the “Private Placement”). On October 31, 2024, the Company closed the Private Placement and issued the Notes and the Warrants (the “Closing”). The Company’s Chief Executive Officer, Gregory Poilasne, participated as an Investor in the Private Placement, purchasing an aggregate of $250,000 in principal amount of Notes and accompanying Warrants.

The Warrants are exercisable for up to an aggregate of 100% of the shares (the “Warrant Shares”) of Common Stock that each Note is convertible into as of the Closing, at an exercise price of $3.78 per share (the “Exercise Price”), which was the most recent closing price of the Common Stock as of the Closing, as reported by the Nasdaq Stock Market LLC (“Nasdaq”).

The Notes mature 18 months from the date of issuance (the “Term”). The Company may elect to extend the Term by up to an additional six months, so long as (i) at least 33% of the Principal Amount has been repaid or converted into shares of Common Stock, and (ii) no event of default has occurred and is continuing nor has any event constituting a material adverse effect occurred. If the Company elects to exercise such Term extension right, it shall pre-pay to the holders of the Notes six months of monthly interest based on the then-outstanding Principal Amount under the Notes.

The Notes are convertible, at the option of the respective Investors, at any time, in whole or in part, into such number of shares of Common Stock (the “Conversion Shares”) equal to the Principal Amount of the Notes outstanding plus all accrued and unpaid interest at a conversion price equal to $3.402 per share (the “Conversion Price”), which represents a 10% discount to the closing price of the Common Stock immediately prior to the Closing as reported by Nasdaq. The Conversion Price is subject to full ratchet antidilution protection and certain exceptions upon any subsequent transaction at a price lower than the Conversion Price then in effect and standard adjustments in the event of stock dividends, stock splits, combinations or similar events.

Alternatively, in the event of an event of default, the Conversion Price may be converted to an “Alternate Conversion Price”, which is defined as the lowest of (i) the applicable Conversion Price as in effect on the applicable conversion date of the applicable Alternate Conversion (as defined in the Notes), (ii) 80% of the VWAP (as defined in the Notes) of the Common Stock as of the trading day immediately preceding the delivery of the applicable conversion notice, (iii) 80% of the VWAP of the Common Stock as of the trading day of the delivery of the applicable conversion notice, (iv) 80% of the VWAP as of the trading day immediately preceding the date that an event of default under the Notes occurs, and (v) 80% of the average of the three lowest daily VWAPs in the twenty trading day period immediately prior to the delivery of the applicable conversion notice.

The Notes accrue interest at the rate of 8.0% per annum, which shall automatically be increased to 18.0% per annum in the event of an event of default. The principal and accrued interest on the Notes are payable in equal monthly installments (each, an “Installment”) on each Installment Date (as defined in the Notes) commencing on the earlier of February 28, 2025 and the effective date of the initial registration statement required to be filed pursuant to the Registration Rights Agreement (as defined below). Each Installment is payable in cash, provided, however, that if on any Installment Date, no failure to meet the Equity Conditions (as defined in the Notes) exits pursuant to the Notes, the Company may pay all or a portion of the Installment with shares of Common Stock. The portion of any Installment paid with Common Stock shall be based on the Installment Conversion Price. “Installment Conversion Price” means the lower of (i) the Conversion Price and (ii) the average of the five lowest daily VWAPs in the ten trading days immediately prior to each conversion date.
The Notes may not be converted and shares of Common Stock may not be issued under the Notes if, after giving effect to the conversion or issuance, such Investor together with its affiliates would beneficially own in excess of 9.99% of the outstanding Common Stock. In addition to the beneficial ownership limitations in the Notes, the sum of the number of shares of Common Stock that may be issued under the Purchase Agreement (including the Notes and Warrants and Common Stock issued thereunder) is limited to 19.99% of the outstanding Common Stock (the “Exchange Cap”), unless stockholder approval (“Stockholder Approval”) is obtained by the Company to issue more than the Exchange Cap.

Pursuant to the Purchase Agreement and subject to the terms thereof, for so long as the Notes or the Warrants remain outstanding, the Investors shall have the right (the “Additional Investment Right”), exercisable at any time and from time to time commencing after the six-month anniversary of the Closing, to purchase up to an aggregate of $12,500,000 additional Notes and Warrants (the “Additional Notes” and “Additional Warrants,” respectively). The Additional Notes and Additional Warrants shall have the same terms as the Notes and Warrants, except that the conversion price of the Additional Notes and the exercise price of the Additional Warrants shall each be equal to 95% of the average of the five lowest daily VWAPs in the ten trading days prior to the date such Investor exercises its Additional Investment Right.

The Purchase Agreement contains certain representations and warranties, covenants and indemnities customary for similar transactions.

The Notes contain customary events of default. In addition, the failure by the Company to hold a special meeting of its stockholders for purposes of obtaining the Stockholder Approval within 75 days after the Closing constitutes an event of default under the Notes. If an event of default occurs, the Investors may require the Company to redeem all or any portion of the Notes (including all accrued and unpaid interest thereon), in cash.

Additionally, the Warrants are exercisable immediately and will expire five years after the date of issuance and may be exercised on a cashless basis in the event of a fundamental transaction involving the Company or if the resale of the shares of Common Stock underlying the Warrants is not covered by an effective registration statement (or the prospectus contained therein is not available for use). The Exercise Price is subject to full ratchet antidilution protection, subject to certain price limitations required by Nasdaq rules and regulations and certain exceptions, upon any subsequent transaction at a price lower than the Exercise Price then in effect and standard adjustments in the event of certain events, such as stock splits, combinations, dividends, distributions, reclassifications, mergers or other corporate changes.

The gross proceeds to the Company from the Private Placement before expenses were $3,375,000.01. The Company intends to use the net proceeds from the Private Placement for working capital and general corporate purposes.

In connection with the Purchase Agreement, the Company also entered into a registration rights agreement with the Investors (the “Registration Rights Agreement”), requiring the Company to register the resale by the Investors of the Conversion Shares and the Warrant Shares. The number of shares required to be registered under such registration statement shall be the sum of: (i) 250% of the maximum number of Conversion Shares issuable upon conversion of the Notes (assuming for these purposes that (x) such notes are convertible at the Alternate Conversion Price and assuming an Alternate Conversion Date (as defined in the Notes) as of the date of Purchase Agreement and (y) interest on the Notes shall accrue through the end of the Term) and (ii) 100% of the maximum number of Warrant Shares issuable upon the exercise of the Warrants. The Company has agreed to file the initial registration statement pursuant to the Registration Rights Agreement with the Securities and Exchange Commission (the “SEC”) within 30 days of the Closing, and to use its reasonable best efforts to cause such registration statement to be declared effective by the SEC within 90 days of the Closing (or within 120 days of the Closing if the SEC notifies the Company that the SEC shall “review” such registration statement). In the event of the closing of an Additional Investment Right and the issuance of Additional Notes or Additional Warrants, the Company has agreed to file any additional registration statements which may be required to register such underlying shares of Common Stock within 15 days following such closing, and to use its reasonable best efforts to cause such additional registration statement to be declared effective by the SEC within 30 days following such closing (or within 60 days of the Closing if the SEC notifies the Company that the SEC shall “review” such additional registration statement).

Under the terms of the Purchase Agreement, the Company is obligated to file a proxy statement with the SEC within 45 days of the Closing for purposes of calling a Special Meeting of Stockholders (the “Special Meeting”) to consider the approval of the issuance of the Conversion Shares and Warrant Shares in excess of the Exchange Cap. The Company has further agreed to hold the Special Meeting no later than 75 days after the Closing.

The offer and sale of the securities in the Private Placement was made pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D promulgated thereunder. Such offer and sale was made only to “accredited investors” under Rule 501 of Regulation D promulgated under the Securities Act, and without any form of general solicitation and with full access to any information requested by such investors regarding the Company or the securities offered and issued in the Private Placement.

This report does not constitute an offer to sell or the solicitation of an offer to buy the securities in the described offering, nor shall there be any offer, solicitation or sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The foregoing descriptions of the Purchase Agreement, the Notes, the Warrants and the Registration Rights Agreement are not complete and are qualified in their entirety by reference to the full text of such documents, which are filed as Exhibits 10.1, 4.1, 4.2 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 31, 2024, the Company issued a press release announcing its entry into the Private Placement, as described more fully in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 hereto.

The information in this Item 7.01 to this Current Report on Form 8-K, and in Exhibit 99.1 furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act and the Exchange Act. Statements that are not historical facts, including statements about the Private Placement and matters described above, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the Private Placement and the transactions contemplated thereunder, including the anticipated benefits of the Private Placement and the use of proceeds therefrom, the expected timing of the transactions, and the timing and ability to obtain the Stockholder Approval. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
4.1	Form of Convertible Note
4.2	Form of Warrant
10.1*	Form of Securities Purchase Agreement
10.2	Form of Registration Rights Agreement
99.1	Press Release dated October 31, 2024
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*Pursuant to Item 601(a)(5) of Regulation S-K, the exhibits and schedules to Exhibit 10.1 have been omitted from this report and will be furnished supplementally to the SEC upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 31, 2024

NUVVE HOLDING CORP.

By:	/s/ Gregory Poilasne
Gregory Poilasne
Chief Executive Officer
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